UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2016

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or other jurisdiction of incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida 33314

(Address of principal executive offices) (Zip Code)

(954) 587-6280

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Ocean Bio-Chem, Inc. (the “Company”) is furnishing this Amendment to its Current Report on Form 8-K, filed on May 17, 2016 (the “Initial Report”), to include information responsive to the requirements of subparagraph (e)(1)(i)(C) of Regulation S-K, which inadvertently was omitted from the Initial Report. Pursuant to Instruction 2 to Item 2.02 of Form 8-K and Subparagraph (e)(1)(i)(C) of Regulation S-K, this Amendment includes a statement disclosing the reason why the Company’s management believes that presentation of the non-GAAP financial measure in the Company’s press release announcing its financial results for the quarter ended March 31, 2016 provides useful information to investors regarding the Company’s financial condition and results of operations.

In addition, this Amendment corrects the Date of Report shown on the cover page of the Initial Report. The Date of Report is May 16, 2015, the date of the issuance of the press release described in the Initial Report. The reference to a March 31, 2016 Date of Report in the Initial Report was erroneous.

Item 2.02       Results of Operations and Financial Condition

On May 16, 2016, the Company issued a press release announcing its financial results for the quarter ended March 31, 2016. A copy of the press release was furnished as Exhibit 99.1 to the Initial Report.

The press release includes a non-GAAP financial measure, namely approximate pre-tax income without giving effect to legal fees and expenses relating to Company litigation. Management believes this measure provides useful information to investors because it eliminates unusual litigation expense that does not reflect the Company’s day-to-day operations.

The information furnished pursuant to Item 2.02 of this Current Report, including the exhibit furnished in the Initial Report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01       Financial Statements and Exhibits

The following exhibit has been furnished with this report:

Exhibit No.	Description
99.1	Press Release, dated May 16, 2016*

________________

* Previously furnished as an exhibit to the Initial Report

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: May 31, 2016	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer

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